UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 5, 2004

CENTERPOINT PROPERTIES TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-12630	36-3910279
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1808 Swift Road, Oak Brook, Illinois  60523

(Address of principal executive offices)

(630) 586-8000

(Registrant’s telephone number, including area code)

Item 5.  Other Events

On August 5, 2004, CenterPoint issued a press release announcing that it has signed a contract to sell a $134 million industrial portfolio to a private investor.  The portfolio includes 12 buildings totaling 3.3 million square feet, including one building owned by CenterPoint Venture LLC, the joint venture between CenterPoint and CalEast, a partnership between the California Public Employees Retirement System and Jones Lang LaSalle.  The buildings are located in various submarkets of the greater Chicago region.

The press release and the purchase and sale agreement are attached hereto and filed herewith.

Item 7.  Financial Statements and Exhibits

(c)           Exhibits

Exhibit No.	Description

10.1	Purchase and Sale Agreement dated August 5, 2004 between CenterPoint Properties Trust, CenterPoint Venture, LLC and Benderson Development Company, Inc.

99.1	Press release of the Company dated August 5, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CENTERPOINT PROPERTIES TRUST
a Maryland business trust

Dated: August 11, 2004	By:	/s/ Paul S. Fisher
Paul S. Fisher
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Purchase and Sale Agreement dated August 5, 2004 between CenterPoint Properties Trust, CenterPoint Venture, LLC and Benderson Development Company, Inc.

99.1	Press release of the Company dated August 5, 2004.